                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2)
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                      Sierra Asset Management Portfolios
--------------------------------------------------------------------------------
             (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

         -----------------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:

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      5) Total fee paid:

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* Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
                                 -----------------------------------------------
      2)  Form, Schedule or Registration Statement No.:
                                                       -------------------------
      3)  Filing Party:
                       ---------------------------------------------------------
      4)  Date Filed:
                     -----------------------------------------------------------

                               IMPORTANT NEWS FOR
                            SIERRA ASSET MANAGEMENT
                             PORTFOLIO SHAREHOLDERS

 While we encourage you to read the full text of the enclosed proxy statement, here is a brief overview of major matters to be voted upon.

                                     Q & A
-------------------------------------------------------------------------------

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. Great Western Financial Corporation, the parent company of the investment adviser, has merged with Washington Mutual, Inc. ("Washington Mutual"), the corporate parent of Composite Research & Management Co. ("Composite"), which is also an investment adviser. Washington Mutual has decided to consolidate its investment advisory businesses into a single entity and has recommended the consolidation of the Sierra Family of Funds and the mutual funds managed by Composite (the "Composite Funds") into a single family of funds with a common Board of Trustees and a common investment adviser. As a result, you are being asked to (1) elect a Board of Trustees that includes five current Trustees of Sierra Asset Management Portfolios (the "Trust") and the current directors of the Composite Funds and (2) approve Composite as the new investment adviser to each investment portfolio (each a "Portfolio" and, together, the "Portfolios") of the Trust.

Q. HOW WILL THIS AFFECT MY ACCOUNT?

A. Generally, neither of the proposals will affect your account. You will continue to be a shareholder of the same Portfolios and will continue to receive the same shareholder services. Further, each Portfolio will continue to seek its current investment objective, following the current investment policies. The new investment advisory arrangement will not increase the overall fees paid by the Portfolios.

Q. WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card(s) or by telephone will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of the Trust.

Q. HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" each item proposed on the enclosed proxy card(s).

Q. WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDER MEETING?

A. Composite, the Trust's proposed new investment adviser, or its affiliates will pay for expenses relating to the shareholder meeting. The Trust will not pay any expenses relating to the shareholder meeting.

Q. HOW DO I VOTE MY SHARES?

A. You may vote by mail, phone, fax or in person at the Special Meeting. To vote by mail, sign and send us the enclosed proxy card(s) in the envelope provided. You can fax your vote by signing the proxy card(s) and faxing both sides of the card(s) to 1-212-269-2796. D.F. King & Co., the proxy solicitor, can accept your vote over the phone anytime between 5:00 a.m. and 6:00 p.m. Pacific Time (8:00 a.m. and 9:00 p.m. Eastern Time), Monday through
   Friday -- simply call 1-800-848-3374. Finally, you can vote in person at the Special Meeting on December 23, 1997.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. Please contact your investment representative or call 1-800-848-3374 between 5:00 a.m. and 6:00 p.m. Pacific Time (8:00 a.m. and 9:00 p.m. Eastern Time), Monday through Friday.


                                  S I E R R A
                                ASSET MANAGEMENT
                          The Diversification Solution

                   ------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON DECEMBER 23, 1997

                   ------------------------------------------

TO THE SHAREHOLDERS OF SIERRA ASSET MANAGEMENT PORTFOLIOS:

     You are cordially invited to attend a special meeting of shareholders of Sierra Asset Management Portfolios (the "Trust"), a Massachusetts business trust, on December 23, 1997, at 11:00 a.m. Pacific Time or at any adjournment thereof (the "Special Meeting"), at the offices of Sierra Fund Administration Corporation ("Sierra Administration"), 9301 Corbin Avenue, Suite 333, Northridge, California 91324. Shareholders of the Income Portfolio, Value Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio (each a "Portfolio," and collectively the "Portfolios"), will be asked to consider the proposals set forth below and to transact such other business as may be properly brought before the Special Meeting:

PROPOSAL 1:  To consider and act upon a proposal to elect a Board of Trustees of the Trust (voted on by the shareholders of the Trust as a whole).

PROPOSAL 2:  To approve a new Investment Management Agreement between the Trust, on behalf of each Portfolio, and Composite Research & Management Co. ("Composite") [voted on separately by shareholders of each Portfolio].

     Only shareholders of the Trust at the close of business on October 29, 1997, are entitled to notice of, and to vote at, the Special Meeting.

     Whether or not you expect to be present at the Special Meeting, please either vote your proxy by calling 1-800-848-3374 or complete and promptly return the enclosed Proxy Card(s). A postage-paid envelope is enclosed for your convenience so that you may return your Proxy Card(s) as soon as possible. It is most important and in your interest for you to sign and date your Proxy Card(s) and return it so that a quorum will be present and a maximum number of shares may be voted. The proxy is revocable at any time prior to its use.

                                          By Order of the Board of Trustees

                                          Keith B. Pipes
                                          President
November 17, 1997


                               -----------------

                                   THANK YOU

                                      FOR

                                    MAILING

                                      YOUR

                                   PROXY CARD

                                   PROMPTLY!

                               -----------------

                                 We appreciate

                                 your continued

                                  support and

                                  look forward

                                   to serving

                                  your future

                                investment needs.


                                  S I E R R A
                               ASSET MANAGEMENT
                          The Diversification Solution

                       SIERRA ASSET MANAGEMENT PORTFOLIOS
                         9301 CORBIN AVENUE, SUITE 333
                          NORTHRIDGE, CALIFORNIA 91324

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     This Proxy Statement is furnished by the Board of Trustees (the "Board") of Sierra Asset Management Portfolios (the "Trust") on behalf of the Income Portfolio, Value Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio (each a "Portfolio," and collectively the "Portfolios"), in connection with the solicitation of proxies for use at the special meeting of shareholders of the Trust to be held on December 23, 1997 at 11:00 a.m. Pacific Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Sierra Fund Administration Corporation ("Sierra Administration"), 9301 Corbin Avenue, Suite 333, Northridge, California 91324. It is expected that the Notice of Special Meeting, the Proxy Statement and Proxy Cards will be mailed to shareholders on or about November 20, 1997.

     The primary purpose of the Special Meeting is to (1) ask shareholders to elect a Board of Trustees, and (2) permit shareholders of each Portfolio to consider a new Investment Management Agreement (the "New Management Agreement") between the Trust and Composite Research & Management Co. ("Composite"). The Trust's New Management Agreement is similar in substance to the Trust's current Investment Advisory Agreement (the "Current Advisory Agreement").

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy to be received on or before 11:00 a.m. Pacific Time on December 23, 1997. No postage is required if the Proxy is mailed in the United States. You can also vote your shares by signing the Proxy and faxing both sides of the Proxy to 1-212-269-2796 or by calling D.F King & Co., the proxy solicitor, at 1-800-848-3374 anytime between 5:00 a.m. and 6:00 p.m. Pacific Time (8:00 a.m. and 9:00 p.m. Eastern Time), Monday through Friday. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR each proposal described above (each a "Proposal" and, together, the "Proposals"). All shareholders of the Trust are entitled to vote on the Proposals. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

     The close of business on October 29, 1997 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. As of the Record Date, there were 53,975,657 shares of the Trust outstanding, comprised of the following number of shares of each Portfolio:

            PORTFOLIO                                             SHARES OUTSTANDING
            ----------------------------------------------------  ------------------
            Income Portfolio....................................       1,616,875
            Value Portfolio.....................................       1,685,199
            Balanced Portfolio..................................      19,152,010
            Growth Portfolio....................................      26,570,061
            Capital Growth Portfolio............................       4,951,513

Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     The expenses of the Special Meeting will be borne by Composite and its affiliates. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of Composite and Sierra Administration, their affiliates, or D.F. King & Co., a proxy solicitor retained for that purpose.

     THE TRUST WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 1997, UPON REQUEST. THE ANNUAL REPORT OF THE TRUST MAY BE OBTAINED BY WRITTEN REQUEST TO THE TRUST, P.O. BOX 5118, WESTBORO, MA 01581-5118 OR BY CALLING 1-800-222-5852.

     The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and its shares are registered under the Securities Act of 1933.

                                  INTRODUCTION

     On July 1, 1997, Great Western Financial Corporation ("GWFC"), the indirect parent of Sierra Investment Services Corporation ("Sierra Services"), the Trust's current investment adviser, and Washington Mutual, Inc. ("Washington Mutual"), a publicly held financial services company, consummated a previously announced Agreement and Plan of Merger resulting in the merger of GWFC with and into a wholly owned subsidiary of Washington Mutual (the "Merger"). As a result of the Merger, Sierra Services and its affiliates are now indirect subsidiaries of Washington Mutual.

     The Special Meeting is being called in preparation for the planned consolidation of the mutual funds managed by Sierra Services and its affiliates ("Sierra"), and those managed by Composite, which also is an indirect subsidiary of Washington Mutual. The planned consolidation will result in the mutual funds currently managed by Sierra and Composite having a common Board and a single investment adviser. This Proxy Statement relates only to the Proposals and the Portfolios of the Trust, none of which are being reorganized, and does not address the proposed reorganizations of any underlying funds in which the Portfolios may invest.

PROPOSAL 1:  TO CONSIDER AND ACT UPON A PROPOSAL TO ELECT A BOARD OF TRUSTEES OF
             THE TRUST.

     At the Special Meeting, it is proposed that thirteen Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of David E. Anderson, Wayne L. Attwood, M.D., Arthur H. Bernstein, Esq., Kristianne Blake, Edmond R. Davis, Esq., John W. English, Anne V. Farrell, Michael K. Murphy, Alfred E. Osborne, Jr., Ph.D., William G. Papesh, Daniel L. Pavelich, Jay Rockey and Richard C. Yancey (each a "Nominee" and collectively, the "Nominees"). Messrs. Anderson, Bernstein, Davis, English and Osborne are currently members of the Board of Trustees. Messrs. Attwood, Murphy, Papesh, Pavelich, Rockey and Yancey and Mmes. Blake and Farrell currently serve on the Boards of Directors of the mutual funds managed by Composite (the "Composite Funds"), but have not previously served on the Board of Trustees. Approval of this Proposal will provide a single Board combining the current disinterested Trustees of the Trust and the current Directors of the Composite Funds. It is also currently anticipated that, subject to shareholder approval, the various Composite Funds will be reorganized into a single trust (the "Composite Trust") with a number of funds and that, at that time, each of the current disinterested Trustees will be nominated to serve on the board of trustees of the Composite Trust.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Board of Trustees may recommend.

     The Trust is organized as a business trust under the laws of The Commonwealth of Massachusetts. Under Massachusetts law, the Trust is not required to hold annual meetings. The Trust has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

     Even with the elimination of routine annual meetings, the Board may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Agreement and Declaration of Trust. Shareholder meetings will be held, in compliance with the 1940 Act, to elect Trustees under certain circumstances. Shareholder meetings may also be held by the Trust for other purposes, including to approve investment policy changes, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

     A meeting also may be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in Section 16(c) of the 1940 Act applied.

INFORMATION REGARDING NOMINEES

     The following information is provided for each Nominee. It includes his or her name, position with the Trust, if any, tenure in office, age, principal occupations or employment during the past five years, trusteeships/directorships with other companies which file reports periodically with the Securities and Exchange Commission ("SEC"), number of trustee positions with the registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services or to which Sierra Services or an affiliated person of Sierra Services provides investment advisory or administration services (the "Sierra Fund Complex," consisting of the Trust, Sierra Trust Funds, The Sierra Variable Trust and Sierra Prime Income Fund, and the "Composite Funds," consisting of Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund, Inc., Composite Northwest Fund, Inc., Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., Composite Tax-Exempt Bond Fund, Inc. and Composite Cash Management Company), and number of shares of the Portfolios of the Trust beneficially owned. As of October 29, 1997, the Nominees as a group beneficially owned an aggregate of less than 1% of the shares of each Portfolio of the Trust and the Trustees and officers of the Trust as a group beneficially owned an aggregate of less than 1% of the shares of each Portfolio of the Trust.

       NAME, AGE AND POSITION         ADDRESS AND BUSINESS EXPERIENCE DURING THE PAST FIVE  SHARES BENEFICIALLY OWNED AS OF
           WITH THE TRUST                       YEARS (INCLUDING DIRECTORSHIPS)                  OCTOBER 29, 1997**
------------------------------------  ----------------------------------------------------  -----------------------------
ARTHUR H. BERNSTEIN, ESQ.(72)         11661 San Vicente Blvd., Suite 701,                   Balanced Portfolio -- 128,891
  Chairman of the Board of Trustees   Los Angeles, CA 90049.
  and Trustee since 1996.             President, Bancorp Capital Group, Inc., 1988
                                      to present; President, Bancorp Venture Capital,
                                      Inc., 1988 to present. Trustee of 4 trusts in the
                                      Sierra Fund Complex.
DAVID E. ANDERSON(70)                 17960 Seabreeze Drive,                                            None
  Trustee since 1996.                 Pacific Palisades, CA 90272.
                                      Retired. Formerly, President and Chief Executive
                                      Officer, GTE California, Inc., 1979 to 1988. Trustee
                                      of 4 trusts in the Sierra Fund Complex.
EDMOND R. DAVIS, ESQ.(69)             550 South Hope Street, 21st Floor,                                None
  Trustee since 1996.                 Los Angeles, CA 90071.
                                      Partner, Brobeck, Phleger & Harrison (law firm) 1987
                                      to present. Trustee of 4 trusts in the Sierra Fund
                                      Complex.
JOHN W. ENGLISH(64)                   50-H New England Ave., PO Box 640,                    Growth Portfolio -- 1,672
  Trustee since 1996.                 Summit, NJ 07902-0640.
                                      Retired. Formerly, Vice President and Chief
                                      Investment Officer, Ford Foundation, 1981 to 1993.
                                      Chairman of the Board and Director, The China Fund,
                                      Inc. (a closed-end mutual fund), 1993 to present;
                                      Director, The Northern Trust Company's Benchmark
                                      Funds (open-end mutual funds), 1994 to present.
                                      Trustee of 4 trusts in the Sierra Fund Complex.

       NAME, AGE AND POSITION         ADDRESS AND BUSINESS EXPERIENCE DURING THE PAST FIVE  SHARES BENEFICIALLY OWNED AS OF
           WITH THE TRUST                       YEARS (INCLUDING DIRECTORSHIPS)                  OCTOBER 29, 1997**
------------------------------------  ----------------------------------------------------  -----------------------------
ALFRED E. OSBORNE, JR. PH.D.(52)      110 Westwood Plaza, Suite C305,                                   None
  Trustee since 1996.                 Los Angeles, CA 90095- 1481.
                                      Professor, The Anderson School and Director, The
                                      Harold Price Center for Entrepreneurial Studies at
                                      University of California at Los Angeles, 1972 to
                                      present; Independent general partner, Technology
                                      Funding Venture Partners V, 1990 to present.
                                      Director, Times Mirror Company, 1980 to present;
                                      Director, United States Filter Corporation, 1991 to
                                      present; Director, Nordstrom, Inc., 1987 to present;
                                      Director, Greyhound Lines, Inc., 1994 to present.
                                      Trustee of 4 trusts in the Sierra Fund Complex, 1989
                                      to 1993 and 1996 to present.
WAYNE L. ATTWOOD, M.D.(68)            2931 S. Howard, Spokane, WA 99203.                                None
  Nominee                             Retired. Formerly, Doctor of internal medicine and
                                      gastroenterology. Director of all of the Composite
                                      Funds.
KRISTIANNE BLAKE(43)                  705 W. 7th, Suite D, Spokane, WA 99203.                           None
  Nominee                             President, Kristianne Gates Blake, PS. (accounting
                                      services) Director of all of the Composite Funds.
ANNE V. FARRELL*(62)                  425 Pike Street, Suite 510, Seattle, WA 98101.                    None
  Nominee                             President and Chief Executive Officer, The Seattle
                                      Foundation. Director, Washington Mutual, Inc.
                                      Director of all of the Composite Funds.
MICHAEL K. MURPHY*(60)                P.O. Box 3366, Spokane, WA 99220.                                 None
  Nominee                             Chairman and Chief Executive Officer,
                                      CPM Development Corporation (holding company).
                                      Director, Washington Mutual, Inc.
                                      Director of all of the Composite Funds.
WILLIAM G. PAPESH*(54)                601 W. Main Avenue, Suite 801, Spokane, WA 99201.                 None
  Nominee                             President and Director, Composite, 1995 to present;
                                      President and Director, Composite Research &
                                      Management Co., Funds Distributor, Inc., 1997 to
                                      present; President and Director, Murphey Favre
                                      Securities Services, Inc., 1987 to present;
                                      President and Director of all of the Composite
                                      Funds, 1989 to present.
DANIEL L. PAVELICH(53)                Two Prudential Plaza, 180 North Stetson Ave., Suite               None
  Nominee                             4300, Chicago, IL 60601. Chairman and Chief
                                      Executive Officer, BDO Seidman (accounting and
                                      consulting). Director of all of the Composite Funds.
JAY ROCKEY(69)                        2121 Fifth Avenue, Seattle, WA 98121.                             None
  Nominee                             Chairman and Chief Executive Officer,
                                      The Rockey Company (public relations).
                                      Director of all of the Composite Funds.
RICHARD C. YANCEY(71)                 535 Madison Avenue, New York, NY 10022. Senior                    None
  Nominee                             Advisor, Dillon, Read & Co., Inc. (broker/dealer and
                                      investment bank). Director of all of the Composite
                                      Funds.

---------------

  * Denotes an individual who is an "interested person" as defined in the 1940 Act.

 ** This information has been provided by each Nominee.

COMPENSATION OF TRUSTEES

     The Trust pays each Trustee who is not an "interested person" within the meaning of the 1940 Act ("Disinterested Trustee") $250 per Board meeting attended, $200 per Audit and/or Nominating Committee meeting attended and reimbursement for travel and out-of-pocket expenses. The Chairman receives one and a half times the normal Trustee compensation. Officers of the Trust who are employees of Sierra Services or its affiliates may be considered to have received remuneration indirectly.

     The aggregate compensation payable by the Trust to each of the Trustees serving during the fiscal year ended June 30, 1997, is set forth in the compensation table below. The aggregate compensation payable to such Trustees during the fiscal year ended June 30, 1997, by the Sierra Fund Complex is also set forth in the compensation table below. The Trustees do not receive any pension or retirement benefits from the Trust.

                               COMPENSATION TABLE

                                                                      TOTAL COMPENSATION FROM THE
                                         AGGREGATE COMPENSATION     SIERRA FUND COMPLEX PAYABLE TO
             NAME AND POSITION           PAYABLE FROM THE TRUST                TRUSTEES*
    -----------------------------------  ----------------------     -------------------------------
    Arthur H. Bernstein, Esq...........          $1,500             $54,063 for service on 4 boards
      Chairman of the Board and Trustee
    David E. Anderson..................          $1,000             $42,000 for service on 4 boards
      Trustee
    Edmond R. Davis, Esq...............          $1,000             $42,000 for service on 4 boards
      Trustee
    John W. English....................          $1,000             $42,000 for service on 4 boards
      Trustee
    Alfred E. Osborne, Jr., Ph.D.......          $1,000             $42,000 for service on 4 boards
      Trustee

---------------

  * Sierra Advisors reimbursed the Sierra Fund Complex for the cost, including Trustees' fees, of all special meetings held with regard to contemplation of the sale of Sierra Capital Management Corporation, as well as the Merger.

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

     There were fourteen meetings of the Board of Trustees held during the fiscal year ended June 30, 1997. During that fiscal year, all Trustees attended at least 75% of the meetings of the Board.

     The Board has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews the results of the audit engagement and matters having a material effect on the Portfolios' financial operations with the independent accountants. The members of the Audit Committee during the fiscal year ended June 30, 1997, were Messrs. Bernstein (Chairman), Anderson, Davis, English and Osborne, each of whom is a Disinterested Trustee. The Audit Committee met once during the fiscal year ended June 30, 1997 and all members attended the meeting.

BOARD APPROVAL OF THE ELECTION OF TRUSTEES

     At a meeting of the Board held on October 27-28, 1997, the Board recommended that shareholders vote FOR each of the Nominees for Trustee named herein. In recommending that shareholders elect the Nominees as Trustees of the Trust, the Board considered the Nominees' experience and qualifications. In particular the Board took into account the fact that each of the Nominees who has not previously served on the Board has previous experience serving on the Board of Directors of the Composite Funds.

SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

     The Election of each Nominee requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If your shares are represented at the meeting but you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Trust, the Board will consider alternative nominations.

         THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE
                    TRUST VOTE FOR THE ELECTION OF THE NOMINEES.

PROPOSAL 2:  TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST,
             ON BEHALF OF EACH PORTFOLIO, AND COMPOSITE RESEARCH & MANAGEMENT
             CO.

     The Board has approved, subject to shareholder approval, the appointment of Composite as the investment adviser for each Portfolio and recommends that shareholders of each Portfolio approve the New Management Agreement between the Trust, on behalf of each Portfolio, and Composite, a form of which is attached hereto as Exhibit A. The Trustees of the Trust, including all of the Disinterested Trustees, approved the New Management Agreement with respect to each Portfolio at a meeting held on October 27-28, 1997. The Trustees do not anticipate, as a result of the change in investment advisers, any reduction in the quality of services now provided to the Portfolios.

     The Trustees are recommending that Composite replace the Portfolios' current investment adviser, Sierra Services. Sierra Services, as the result of the Merger, is an indirect subsidiary of Washington Mutual. Washington Mutual has indicated that it intends to consolidate all of its investment advisory businesses within Composite. As a result of such consolidation, which would likely occur in early 1998, Sierra Services would cease to exist as a separate entity.

SIERRA SERVICES

     Sierra Services, the current investment advisor to each Portfolio of the Trust, is registered as an investment advisor under the Investment Adviser's Act of 1940, as amended (the "Adviser's Act"), and is both a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. Sierra Services provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment allocation over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. Although it is expected that each Portfolio will typically be fully invested in underlying funds as part of a "fund of funds" arrangement, Sierra Services may, from time to time, direct the investment of each Portfolio's cash balances in money market securities or in other instruments, including stocks or bond index futures and options thereon. Sierra Services is a wholly owned subsidiary of Sierra Capital Management Corporation, which is an indirect wholly owned subsidiary of Washington Mutual.

COMPOSITE

     Composite, a subsidiary of Washington Mutual, with principal offices located at 1201 Third Avenue, Seattle, Washington 98101, is also registered under the Advisers Act. Composite has been in the investment management business since 1944 and currently manages more than $2.6 billion for mutual funds and institutional accounts, including more than $1.7 billion within the Composite Funds. It is anticipated that

Composite would retain investment discretion for all of the Portfolios. The name, addresses and principal occupations of the directors and principal executive officers of Composite are as follows:

 NAME AND POSITION
  WITH COMPOSITE            ADDRESS                      PRINCIPAL OCCUPATION
-------------------    ------------------    ---------------------------------------------
William G. Papesh      1201 Third Avenue     Director and President, Composite Research &
  Director and         Seattle, WA 98101     Management Co.; Director and President,
  President                                  Murphey Favre Securities Services, Inc.;
                                             Director and President, Composite Funds
                                             Distributor, Inc.
Kerry K. Killinger     1201 Third Avenue     Chairman, President, Chief Executive Officer
  Director             Seattle, WA 98101     and Director, Washington Mutual Inc.
Monte D. Calvin        1201 Third Avenue     First Vice President and Director, Murphey
  Director and         Seattle, WA 98101     Favre Securities Services, Inc.; Director and
  Treasurer                                  Treasurer, Composite Research & Management
                                             Co.; Director, Composite Funds Distributor,
                                             Inc.
Craig S. Davis         1201 Third Avenue     Executive Vice President, Washington Mutual
  Director             Seattle, WA 98101     Inc.; Director, Composite Research &
                                             Management Co.; Director, Murphey Favre
                                             Securities Services, Inc.; Director,
                                             Composite Funds Distributor, Inc.; Director,
                                             WM Financial Services, Inc.
J. Pamela Dawson       1201 Third Avenue     Director and President, WM Financial
  Director             Seattle, WA 98101     Services, Inc.; Director, Composite Research
                                             & Management Co.; Director, Murphey Favre
                                             Securities Services, Inc.; Director,
                                             Composite Funds Distributor, Inc.

THE PROPOSED INVESTMENT MANAGEMENT AGREEMENT

     In anticipation of the consolidation of Sierra Services with Composite as described in the Introduction above, the Board of Trustees, including the Disinterested Trustees, unanimously approved the New Management Agreement. The New Management Agreement, unlike the Current Advisory Agreement, does not attempt to restate the provisions of Section 36 of the 1940 Act that impose upon Composite a fiduciary duty with respect to the receipt of compensation by Composite and its affiliates for services. In addition, the New Management Agreement differs from the Current Advisory Agreement as follows: (1) the identity of the manager; (2) the dates of execution, effectiveness and initial term; (3) the deletion of provisions relating to state expense limits that have been preempted by federal law; (4) inclusion of a specific provision allowing for amendment of the Agreement; (5) inclusion of a provision restricting the Trust's use of the proprietary names "Sierra" and "Composite"; and (6) the provision for termination of the New Management Agreement by the Adviser upon 60 days notice, rather than the 90 days notice required under the Current Advisory Agreement. See "The New Management Agreement" below.

THE CURRENT ADVISORY AGREEMENT

     The Current Advisory Agreement between Sierra Services and the Trust, most recently renewed by the Trustees at a meeting of the Board held on September 9, 1997, is dated May 21, 1996 and was last approved by the sole shareholder at commencement of operations.

     The Current Advisory Agreement provides that, subject to the supervision and direction of the Board of Trustees, Sierra Services, in return for its fee, will (1) provide general oversight of investment advisory services for each Portfolio in accordance with the Agreement and Declaration of Trust, the 1940 Act, the Advisers Act and with the investment objectives and policies as stated in the Prospectus and Statement of Additional Information, as then in effect;
(2) participate in the formulation of each Portfolio's investment policies; (3) analyze economic and market trends affecting each Portfolio; (4) monitor the expenses incurred by each Portfolio; (5) monitor the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) that are provided to each Portfolio and that may be considered by each Portfolio's investment advisor or sub-advisor, if any, in selecting brokers or dealers to execute particular transactions; and (6) monitor and evaluate the services provided by each Portfolio's investment sub-advisor, if any, under its investment sub-advisory agreement, including, without limitation, the sub-advisor's adherence to the Portfolio's investment objective(s) and policies and the Portfolio's investment performance. Subject to the approval of the Board and the shareholders of each Portfolio, Sierra Services may delegate certain of its duties enumerated above to one or more sub-advisers.

     The Current Advisory Agreement provides for payment of compensation to Sierra Services on the first business day of each month for the previous month for each Portfolio at the annual rate of 0.15% of each Portfolio's average daily net assets.

     The Current Advisory Agreement provides that Sierra Services will bear all expenses in connection with the performance of its services under the Current Advisory Agreement. Each Portfolio assumes and shall pay or cause to be paid all other expenses of such Portfolio.

     The Current Advisory Agreement is terminable, without penalty, on 60 days written notice, by the Board or by vote of holders of a majority of a Portfolios' shares, or, upon 90 days written notice, by Sierra Services. The Current Advisory Agreement will terminate automatically in the event of its assignment.

     The Current Advisory Agreement obligates Sierra Services, in the performance of its duties, to exercise its best judgment in rendering its services, but provides that Sierra Services shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of Sierra Services or its officers, Trustees or employees, or reckless disregard by Sierra Services of its obligations and duties under the agreement. The Current Advisory Agreement also provides that any claims by Sierra Services against a Portfolio may be satisfied only from the assets of that Portfolio, and that no shareholder, Trustee or officer of a Portfolio, or any other Portfolio may be held personally liable or responsible for any obligations arising out of such agreement.

     For the fiscal year ended June 30, 1997, the Trust paid management fees to Sierra Services as follows:

            PORTFOLIO                                             MANAGEMENT FEES*
            ----------------------------------------------------  ----------------
            Income Portfolio....................................       (19,517)
            Value Portfolio.....................................       (18,896)
            Balanced Portfolio..................................        65,712
            Growth Portfolio....................................       107,009
            Capital Growth Portfolio............................       (10,970)

---------------

*After fee waivers and expense reimbursements.

THE NEW MANAGEMENT AGREEMENT

     The Board approved the proposed New Management Agreement between the Portfolio and Composite on October 27-28, 1997, a form of which is attached as Exhibit A hereto. The New Management Agreement provides for payment to Composite of a monthly fee computed on the average daily net assets for each Portfolio at the annual rate of 0.15%. The investment advisory fee as a percentage of net assets payable by the Portfolios will be the same under the New Management Agreement as under the Current Advisory Agreement. If the investment advisory fee under the New Management Agreement had been in effect for the Portfolios' most recently completed fiscal year, the advisory fee to which Composite would have been entitled would have been identical to that to which it was entitled under the Current Advisory Agreement.

     A portion of the fee payable to Composite under the New Management Agreement may be allocated to Murphey Favre Securities Services, Inc. for administrative services, portfolio accounting and regulatory compliance systems, and to Composite Funds Distributor, Inc. for facilitating the distribution of each Portfolio.

     The New Management Agreement would take effect upon the later to occur of
(1) the obtaining of shareholder approval or (2) January 1, 1998. The New Management Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     The Board accepted a recommendation by Composite to consolidate the Sierra Funds and the Composite Funds into a single family of funds with a common board of trustees and with Composite as each fund's (including the Trust's) investment adviser. In accepting this recommendation, the Board considered that, based on Composite's projections and commitments, each Portfolio's overall level of expenses would generally remain unchanged at least through the end of 1998, and that Washington Mutual planned to consolidate Sierra Services with Composite sometime in early 1998. Before reaching its conclusions, the Board conducted an extensive "due diligence" review. Among other things, the Board received reports from counsel and independent experts specifically hired to evaluate Composite's ability to manage the Portfolios, reviewed Composite's overall business plan for the Portfolios, including the ability of its affiliates to provide administration and distribution services, met with portfolio managers at Composite, and met with the directors of the Composite Funds. The Board also was informed of the resources of Washington Mutual and its affiliates that could be made available to Composite and the Portfolios. The Trustees also considered Composite's experience as adviser and service provider to the Composite Funds.

     Although the Merger did not result in an assigment of the Current Advisory Agreement, in light of the upcoming consolidation of Sierra Services with Composite, Sierra Services and Composite have indicated that they intend to comply with the requirements of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser that results in the "assignment" of an advisory agreement, as that term is defined in the 1940 Act, so long as the following two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired adviser or the acquiror (Sierra Services and Composite, respectively, in this case). If the Nominees listed in Proposal 1 above are elected by shareholders, the Trust would meet this condition of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the assignment whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Sierra Services and Composite are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Trust as a result of the recent Merger or the upcoming consolidation of Sierra Services with Composite.

     The Board also considered that the costs of the Special Meeting would be borne by Composite and/or its affiliates.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Trustees, unanimously approved the New Management Agreement with respect to each Portfolio and voted to recommend its approval to the shareholders of each Portfolio.

     In the event that shareholders of a Portfolio do not approve the New Management Agreement, the Current Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Portfolio and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Management Agreement.

SHAREHOLDER APPROVAL OF THE NEW MANAGEMENT AGREEMENT

     Approval of the New Management Agreement with respect to each Portfolio requires the affirmative vote of a majority of the outstanding shares of the Portfolio. For purposes of this proposal, "majority of the outstanding shares" means the vote of (1) 67% or more of a Portfolio's outstanding shares present at the

Special Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or represented by Proxy, or (2) more than 50% of a Portfolio's outstanding shares, whichever is less.

 THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE
                 FOR APPROVAL OF THE NEW MANAGEMENT AGREEMENT.

                             ADDITIONAL INFORMATION

TRUSTEES AND EXECUTIVE OFFICERS

     Information about the Trust's current Trustees who are also Nominees is set forth under Proposal 1 above. Presently, no officer of the Trust is an officer, employee, director or shareholder of Composite. Nonetheless, each of the following individuals are officers or employees of an entity that is under common control with Composite:

                                                                                  SHARES BENEFICIALLY
  NAME, AGE AND POSITION       ADDRESS AND BUSINESS EXPERIENCE DURING THE PAST        OWNED AS OF
      WITH THE TRUST                FIVE YEARS (INCLUDING DIRECTORSHIPS)*          OCTOBER 29, 1997
---------------------------    -----------------------------------------------    -------------------
Keith B. Pipes (41)            Senior Vice President, Chief Financial Officer             **
  Trustee, President and       and Secretary, Sierra Capital Management
  Chief Executive Officer      Corporation, 1988 to 1997; Chief Financial
                               Officer, Secretary and Treasurer, Sierra Fund
                               Administration Corporation, 1988 to 1997;
                               Executive Vice President and Secretary, Sierra
                               Investment Advisors Corporation, 1988 to 1997;
                               Senior Vice President, Chief Financial Officer
                               and Secretary, Sierra Investment Services
                               Corporation, 1992 to 1997.
Michael D. Goth (52)           Chief Operating Officer, Sierra Investment                 **
  Senior Vice President        Advisors Corporation, 1991 to present.
Stephen C. Scott (52)          President and Chief Investment Officer, Sierra             **
  Senior Vice President        Investment Advisors Corporation, 1988 to
                               present; Senior Vice President and Chief
                               Investment Officer, Sierra Investment Services
                               Corporation, 1996 to present.
Craig M. Miller (38)           Vice President and Controller, Sierra Capital              **
  Treasurer and Chief          Management Company, Sierra Fund Administration
  Financial Officer            Corporation and Sierra Investment Services
                               Corporation, 1993 to present; Audit Manager,
                               Coopers & Lybrand, L.L.P., 1987 to 1993.
Richard W. Grant (52)          2000 One Logan Square, Philadelphia, PA 19103              **
  Secretary                    Partner, Morgan, Lewis & Bockius LLP, 1989 to
                               present.
Darren S. Kishimoto (31)       Fund Administration Manager, Sierra Fund                   **
  Assistant Secretary          Administration Corporation, 1994 to present;
                               Senior Fund Administrator, 1992 to 1994.
Bradley F. Hersh (29)          Finance Manager, Sierra Fund Administration                **
  Assistant Treasurer          Corporation, 1996 to present; Senior Financial
                               Analyst, GW Securities, 1991 to 1995.

---------------

 * The address of each officer of the Trust, unless otherwise noted, is 9301 Corbin Avenue, Suite 333, Northridge, CA 91324.

** As of the Record Date, the Trustees and officers of the Trust as a group beneficially owned an aggregate of less than 1% of the shares of each Portfolio of the Trust.

Each officer of the Trust will hold such office until a successor has been elected by the Board. It is the intention of the Nominees, if elected, to replace certain of the Trust's officers with individuals familiar with Composite's mutual fund organization.

PRINCIPAL UNDERWRITER

     Sierra Services, located at 9301 Corbin Avenue, Northridge, California 91324, acts as the Trust's investment adviser and principal underwriter or distributor. For the fiscal year ended June 30, 1997, the Trust paid distribution fees to Sierra Services as follows:.

            PORTFOLIO                                               DISTRIBUTION FEES
            ------------------------------------------------------  -----------------
            Income Portfolio......................................         53,316
            Value Portfolio.......................................         67,146
            Balanced Portfolio....................................        735,397
            Growth Portfolio......................................      1,103,001
            Capital Growth Portfolio..............................        193,954

     Effective January 1, 1998, Composite Funds Distributor, Inc., located at 601 W. Main Avenue, Spokane, WA 99201, will become the Trust's distributor. Composite Funds Distributor, Inc. is a wholly owned subsidiary of Washington Mutual.

ADMINISTRATOR

     Sierra Administration, located at 9301 Corbin Avenue, Northridge, California 91324, acts as the Trust's administrator. Sierra Administration is a wholly owned subsidiary of Sierra Capital Management Corporation which is located at the same address. For the fiscal year ended June 30, 1997, the Trust paid administration fees to Sierra Administration as follows:

            PORTFOLIO                                            ADMINISTRATION FEES*
            ---------------------------------------------------  --------------------
            Income Portfolio...................................          11,762
            Value Portfolio....................................           7,547
            Balanced Portfolio.................................         449,218
            Growth Portfolio...................................         607,123
            Capital Growth Portfolio...........................          38,905

---------------

* After fee waivers.

     Effective January 1, 1998, Murphey Favre Securities Services, Inc., located at 6501 W. Main Avenue, Spokane, WA 99201, will become the Trust's administrator. Murphey Favre Securities Services, Inc. is a wholly owned subsidiary of Washington Mutual.

PORTFOLIO TRANSACTIONS

     In the fiscal year ended June 30, 1997 the Trust paid no brokerage commissions to affiliated brokers.

BENEFICIAL OWNERS

     To the Trust's knowledge, as of October 1, 1997, the following were beneficial owners of 5% or more of the outstanding shares of each Portfolio.

                                                         AMOUNT OF BENEFICIAL     PERCENT OF TOTAL SHARES
                   NAME AND ADDRESS                           OWNERSHIP                 OUTSTANDING
  ---------------------------------------------------    --------------------     -----------------------
  INCOME PORTFOLIO:
    Everen Clearing Corp. Cust.                                    86,936                   5.22%
       FBO John H. Ormond, IRA
       133 Woodland Way
       Piedmont, CA 94611-3839

SUBMISSION OF SHAREHOLDER PROPOSALS

     As a Massachusetts business trust, the Trust and its Portfolios are not required to hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to Sierra Asset Management Portfolios, 9301 Corbin Avenue, Northridge, California 91324, c/o Secretary, Sierra Asset Management Portfolios, a reasonable period in advance of any such meeting.

REQUIRED VOTE

     Approval of Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the outstanding shares entitled to vote are present in person or by proxy. Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding shares of a Portfolio. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of a Portfolio's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (2) more than 50% of a Portfolio's outstanding shares, whichever is less.

     Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary power) will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposal 2. Brokers who hold shares as record owners for beneficial owners may have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposals when they have not received instructions from beneficial owners.

OTHER MATTERS

     No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Trust.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Trustees,

                                          Keith B. Pipes
                                          President

Dated: November 20, 1997

                                                                       EXHIBIT A

                       SIERRA ASSET MANAGEMENT PORTFOLIOS

                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT

     INVESTMENT MANAGEMENT AGREEMENT (the "Agreement"), dated             ,
1997, between Sierra Asset Management Portfolios, a Massachusetts business trust, (the "Trust"), on behalf of each of its investment portfolios which are listed on the signature page of this Agreement (each referred to herein as a "Portfolio") and Composite Research & Management Co., a Washington corporation (the "Manager").

                                   WITNESSETH

     WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust desires to retain the Manager to render investment management services to each Portfolio, and the Manager is willing to render such services;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

     1. Appointment. The Trust hereby appoints the Manager to act as investment manager to each Portfolio for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

     2. Management. Subject to the supervision of the Board of Trustees of the Trust, the Manager shall manage the investment operations of each Portfolio and the composition of each Portfolio's portfolio, including the purchase, retention and disposition of securities therefor, in accordance with such Portfolio's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (as such terms are hereinafter defined) and resolutions of the Trust's Board of Trustees and subject to the following understandings:

          (a) The Manager shall provide supervision of each Portfolio's investments, furnish a continuous investment program for each Portfolio's portfolio and determine from time to time what securities will be purchased, retained, or sold by each Portfolio, and what portion of the assets will be invested or held as cash.

          (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust of the Trust and the investment policies of the Portfolios as determined by the Board of Trustees of the Trust.

          (c) The Manager shall determine the securities to be purchased or sold by the Portfolios and shall place orders for the purchase and sale of portfolio securities pursuant to its determinations with brokers or dealers selected by the Manager. In executing portfolio transactions and selecting brokers or dealers, the Manager shall use its best efforts to seek on behalf of each Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Manager may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, financial condition, experience, and execution capability of a broker or dealer, the amount of commission, and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker or dealer. The Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Manager to the Portfolio and/or other accounts over which the Manager exercises investment discretion.

          (d) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other fiduciary accounts for which it has investment responsibility, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the best execution, most favorable net price or lower brokerage commissions.

          (e) Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the 1940 Act, the Manager, at its expense, may select and contract with one or more investment advisers (the "Sub-adviser") for a Portfolio to perform some or all of the services for which it is responsible pursuant to this Section 2. The Manager shall be solely responsible for the compensation of any Sub-adviser of a Portfolio for its services to a Portfolio. The Manager may terminate the services of any Sub-adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-adviser unless and until a successor Sub-adviser is selected. To the extent that more than one Sub-adviser is selected, the Manager shall, in its sole discretion, determine the amount of the Portfolio's assets allocated to each such Sub-adviser.

     3. Services Not Exclusive. The investment management services rendered by the Manager hereunder to each Portfolio are not to be deemed exclusive, and the Manager shall have the right to render similar services to others, including, without limitation, other investment companies.

     4. Expenses. During the term of this Agreement, the Manager shall pay all expenses incurred by it in connection with its activities under this Agreement including the salaries and expenses of any of the officers or employees of the Manager who act as officers, Trustees or employees of the Trust but excluding the cost of securities purchased for a Portfolio and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for a Portfolio, and shall provide the Portfolios with suitable office space. Other expenses to be incurred in the operation of the Portfolios (other than those borne by any third party), including without limitation, taxes, interest, brokerage fees and commissions, fees of Trustees who are not officers, directors, or employees of the Manager, federal registration fees and state Blue Sky qualification fees, administration fees, bookkeeping, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's or the Trust's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses to existing shareholders, costs of stockholders' reports and meetings of shareholders and Trustees, as applicable, and any extraordinary expenses will be borne by the Portfolios.

     5. Compensation. For the services provided pursuant to this Agreement, each Portfolio shall pay to the Manager as full compensation therefor a monthly fee computed on the average daily net assets at the annual rate for each Portfolio as stated in Schedule A attached hereto. The Trust acknowledges that the Manager, as agent for the Portfolios, will allocate a portion of the fee equal to the sub-advisory fee payable to the sub-advisor, if any, under its sub-advisory agreement to the sub-advisor for sub-advisory services. The Trust acknowledges that the Manager, as agent for the Portfolios, may allocate a portion of the fee to Murphey Favre Securities Services, Inc. for administrative services, portfolio accounting and regulatory compliance systems. The Manager also from time to time and in such amounts as it shall determine in its sole discretion may allocate a portion of the fee to Composite Funds Distributor, Inc. for facilitating distribution of the Portfolios. This payment would be made from revenue which otherwise would be considered profit to the Manager for its services. This disclosure is being made to the Trust solely for the purpose of conforming with requirements of the Washington Department of Revenue for exclusion of revenue from the Washington Business and Occupation Tax.

     6. Limitation of Liability. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     7. Delivery of Documents. The Trust has heretofore delivered to the Manager true and complete copies of each of the following documents and shall promptly deliver to it all future amendments and supplements thereto, if any:

          (a) Agreement and Declaration of Trust (as presently in effect and as amended from time to time);

          (b) Bylaws of the Trust;

          (c) Registration Statement under the Securities Act of 1933 and under the 1940 Act of the Trust on Form N-1A, and all amendments thereto, as filed with the Securities and Exchange Commission (the "Registration Statement") relating to the Portfolios and the shares of the Portfolios;

          (d) Notification of Registration of the Trust under the 1940 Act on Form N-8A;

          (e) Prospectuses of the Portfolios (such prospectuses as presently in effect and/or as amended or supplemented from time to time, the "Prospectus"); and

          (f) Statement of Additional Information of the Portfolios (such statement as presently in effect and/or as amended or supplemented from time to time, the "Statement of Additional Information").

     8. Duration and Termination. This Agreement shall become effective as of the date first above-written for an initial period of two years and shall continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of the Board of Trustees including a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose, or by vote of a majority of the outstanding voting securities of the Portfolios. Notwithstanding the foregoing, (a) this Agreement may be terminated at any time, without the payment of any penalty, by either the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio) or the Manager, on sixty (60) days prior written notice to the other and (b) shall automatically terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the meanings assigned to such terms in the 1940 Act.

     9. Amendments. No provision of this Agreement may be amended, modified, waived or supplemented except by a written instrument signed by the party against which enforcement is sought. No amendment of this Agreement shall be effective until approved in accordance with any applicable provisions of the 1940 Act.

     10. Use of Name and Logo. The Trust agrees that it shall furnish to the Manager, prior to any use or distribution thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to stockholders, sales literature, advertisements, and other material prepared for distribution to stockholders of the Trust or to the public, which in any way refer to or describe the Manager or which include any trade names, trademarks or logos of the Manager or of any affiliate of the Manager. The Trust further agrees that it shall not use or distribute any such material if the Manager reasonably objects in writing to such use or distribution within five (5) business days after the date such material is furnished to the Manager.

     The Manager and/or its affiliates own the names "Sierra," "Composite" and any other names which may be listed from time to time on a Schedule B to be attached hereto that they may develop for use in connection with the Trust, which names may be used by the Trust only with the consent of the Manager and/or its affiliates. The Manager, on behalf of itself and/or its affiliates, consents to the use by the Trust of such names or any other names embodying such names, but only on condition and so long as (i) this Agreement shall remain in full force, (ii) the Trust shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it, and (iii) the Manager is the manager of the Portfolios and the Trust. No such name shall be used by the Trust at any time or in any place or for any purposes or under any conditions except as provided in this section. The foregoing authorization by the Manager, on behalf of itself and/or its affiliates, to the Trust to use such names as part of a business or name is not exclusive of the right of the Manager and/or its affiliates themselves to use, or to authorize others to use, the same; the Trust acknowledges and agrees that as between the Manager and/or its affiliates and the Trust, the Manager and/or its affiliates have the exclusive right so to use, or authorize others to use, such names, and the Trust agrees to take such action as may reasonably be requested by the Manager, on behalf of itself and/or its affiliates, to give full effect to the provisions of this section (including, without limitation, consenting to such use of such names). Without limiting the generality of the foregoing, the Trust agrees that, upon (i) any violation of the provisions of this Agreement by the Trust or (ii) any termination of this Agreement, by either party or otherwise, the Trust will, at the request of the Manager, on behalf of itself and/or its affiliates, made within six months after such violation or termination, use its best efforts to change the name of the Trust and/or the Portfolios so as to eliminate all reference, if any, to such names and will not thereafter transact any business in a name containing such names in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such names, or otherwise use such names or any other reference to the Manager and/or its affiliates, except as may be required by law. Such covenants on the part of the Trust shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

     The provisions of this section shall survive termination of this Agreement.

     11. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, if to the Trust: 601 W. Main Ave., Suite 300, Spokane, Washington 99201; or if to the Manager: 1201 Third Avenue, Suite 1220, Seattle, Washington 98101; or to either party at such other address as such party shall designate to the other by a notice given in accordance with the provisions of this section.

     12. Miscellaneous.

     (a) Except as otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, the Manager for all purposes herein shall be deemed to be an independent contractor and shall have no authority to act for or represent the Trust or the Portfolios in any way or otherwise be deemed an agent of the Trust or the Portfolios.

     (b) The Trust shall furnish or otherwise make available to the Manager such information relating to the business affairs of the Portfolios as the Manager at any time or from time to time reasonably requests in order to discharge its obligations hereunder.

     (c) This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall inure to the benefit of the parties hereto and their respective successors.

     (d) If any provision of this Agreement shall be held or made invalid or by any court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     13. Declaration of Trust and Limitation of Liability. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of each Portfolio, and that the obligations of this Agreement shall be binding upon the assets and properties of a Portfolio only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Trust or the Trust individually.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first above-written.

                                          SIERRA ASSET MANAGEMENT PORTFOLIOS, on
                                          behalf of its portfolios INCOME
                                          PORTFOLIO, VALUE PORTFOLIO, BALANCED
                                          PORTFOLIO, GROWTH PORTFOLIO and
                                          CAPITAL GROWTH PORTFOLIO

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

Attest:

By:
    --------------------------------
    Name:
    Title:
                                          COMPOSITE RESEARCH & MANAGEMENT CO.

                                          By:
                                            ------------------------------------
                                            William G. Papesh
                                            President

Attest:

By:
    --------------------------------
    Sharon L. Howells
    Secretary

                                                                      SCHEDULE A

                       SIERRA ASSET MANAGEMENT PORTFOLIOS

     The management fee to be charged for advisory services (including sub-advisory fees, if any) for each Portfolio is based upon a percentage of the average daily net assets of such Portfolio. The total management fee, to be paid monthly, for each Portfolio is as follows:

                                                                    ANNUAL FEE
                                                                    ----------
                Income Portfolio................................       0.15%
                Value Portfolio.................................       0.15%
                Balanced Portfolio..............................       0.15%
                Growth Portfolio................................       0.15%
                Capital Growth Portfolio........................       0.15%

                                  S I E R R A
                                ASSET MANAGEMENT
                          The Diversification Solution

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                          ----------------------------
                            SIERRA INCOME PORTFOLIO
                          ----------------------------

1.   Proposal to elect thirteen Trustees. The nominees for Trustees are:

     Arthur H. Bernstein   Anne V. Farrell          FOR ALL               FOR ALL
     Wayne L. Attwood      Jay Rockey               NOMINEES   WITHHOLD   EXCEPT
     William G. Papesh     John W. English
     David E. Anderson     Michael K. Murphy          [  ]       [  ]      [  ]
     Kristianne Blake      Richard C. Yancey
     Daniel L. Pavelich    Alfred E. Osborne, Jr.
     Edmond R. Davis

     NOTE:  If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).
     Your shares will be voted for the remaining nominee(s).


                                                          FOR    AGAINST   ABSTAIN

2.   Proposal to approve a new Investment Management      [  ]     [  ]     [   ]
     Agreement between the Trust, on behalf of the
     Composite, Research & Management Co.

     To transact such other business as may properly come before the Special
Meeting or any adjournment thereof.

Please be sure to sign and date this Proxy.


-------------------------------------------
Date

-------------------------------------------
Shareholder sign here


-------------------------------------------
Co-owner sign here

DETACH CARD                               SI6011                     DETACH CARD

                            SIERRA INCOME PORTFOLIO

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               December 23, 1997

              THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                       SIERRA ASSET MANAGEMENT PORTFOLIOS

The undersigned shareholder of the Income Portfolio (the "Portfolio") of Sierra Asset Management Portfolios (the "Trust") hereby appoints Keith B. Pipes and Michael D. Goth, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the Trust on December 23, 1997 at the office of Sierra Fund Administration Corporation at 9301 Corbin Avenue, Suite 333, Northridge, California 91324, at 11:00 a.m. (Pacific Time), and at any adjournment thereof, all of the shares of the Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the Proposals.

           TO VOTE BY TELEPHONE, PLEASE CALL TOLL FREE 1-800-848-3374
                     BETWEEN 8:00 A.M. AND 9:00 P.M. (EST).

    TO VOTE BY MAIL, PLEASE DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
 THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

Please sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity please sign your name and title. For joint accounts, each joint owner must sign. Your signatures on this proxy should be exactly as your name or names appear on this proxy.

                                     SI6012

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                             ----------------------
                             SIERRA VALUE PORTFOLIO
                             ----------------------

1.  Proposal to elect thirteen Trustees. The nominees for Trustees are:

    Arthur H. Bernstein   Anne V. Farrell          FOR ALL               FOR ALL
    Wayne L. Attwood      Jay Rockey               NOMINEES   WITHHOLD   EXCEPT
    William G. Papesh     John W. English
    David E. Anderson     Michael K. Murphy          [  ]       [  ]      [  ]
    Kristianne Blake      Richard C. Yancey
    Daniel L. Pavelich    Alfred E.Osborne, Jr.
    Edmond R. Davis

     NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                          FOR    AGAINST   ABSTAIN

2.  Proposal to approve a new Investment Management       [  ]     [  ]     [  ]
    Agreement between the Trust, on behalf of the
    Portfolio, and Composite Research & Management Co.

     To transact such other business as may properly come before the Special
Meeting or any adjournment thereof.

Please be sure to sign and date this Proxy.


-------------------------------------------
Date

-------------------------------------------
Shareholder sign here


-------------------------------------------
Co-owner sign here

DETACH CARD                                SI6021                    DETACH CARD

                             SIERRA VALUE PORTFOLIO

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               December 23, 1997

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
                     OF SIERRA ASSET MANAGEMENT PORTFOLIOS

The undersigned shareholder of the Value Portfolio (the "Portfolio") of Sierra Asset Management Portfolios (the "Trust") hereby appoints Keith B. Pipes and Michael D. Goth, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the Trust on December 23, 1997 at the office of Sierra Fund Administration Corporation at 9301 Corbin Avenue, Suite 333, Northridge, California 91324, at 11:00 a.m. (Pacific Time), and at any adjournment thereof, all of the shares of the Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the Proposals.

           TO VOTE BY TELEPHONE, PLEASE CALL TOLL FREE 1-800-848-3374
                     BETWEEN 8:00 A.M. and 9:00 P.M. (EST).

    TO VOTE BY MAIL, PLEASE DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
 THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

Please sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity please sign your name and title. For joint accounts, each joint owner must sign. Your signatures on this proxy should be exactly as your name or names appear on this proxy.

                                     SI6022

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                          ----------------------------
                           SIERRA BALANCED PORTFOLIO
                          ----------------------------

1.   Proposal to elect thirteen Trustees. The nominees for Trustees are:

     Arthur H. Bernstein   Anne V. Farrell          FOR ALL               FOR ALL
     Wayne L. Attwood      Jay Rockey               NOMINEES   WITHHOLD   EXCEPT
     William G. Papesh     John W. English
     David E. Anderson     Michael K. Murphy          [  ]       [  ]      [  ]
     Kristianne Blake      Richard C. Yancey
     Daniel L. Pavelich    Alfred E. Osborne, Jr.
     Edmond R. Davis

     NOTE:  If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).
     Your shares will be voted for the remaining nominee(s).


                                                          FOR    AGAINST   ABSTAIN

2.   Proposal to approve a new Investment Management      [  ]     [  ]     [   ]
     Agreement between the Trust, on behalf of the
     Portfolio, and Composite Research & Management Co.


     To transact such other business as may properly come before the Special
Meeting or any adjournment thereof.

Please be sure to sign and date this Proxy.


-------------------------------------------
Date

-------------------------------------------
Shareholder sign here


-------------------------------------------
Co-owner sign here

DETACH CARD                               SI6031                     DETACH CARD

                           SIERRA BALANCED PORTFOLIO

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 23, 1997

              THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                       SIERRA ASSET MANAGEMENT PORTFOLIOS

The undersigned shareholder of the Balanced Portfolio (the "Portfolio") of Sierra Asset Management Portfolios (the "Trust") hereby appoints Keith B. Pipes and Michael D. Goth, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the Trust on December 23, 1997 at the office of Sierra Fund Administration Corporation at 9301 Corbin Avenue, Suite 333, Northridge, California 91324, at 11:00 a.m. (Pacific Time), and at any adjournment thereof, all of the shares of the Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the Proposals.

           TO VOTE BY TELEPHONE, PLEASE CALL TOLL FREE 1-800-848-3374
                     BETWEEN 8:00 A.M. AND 9:00 P.M. (EST).

    TO VOTE BY MAIL, PLEASE DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
 THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

Please sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity please sign your name and title. For joint accounts, each joint owner must sign. Your signatures on this proxy should be exactly as your name or names appear on this proxy.


                                     SI6032

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                            -----------------------
                            SIERRA GROWTH PORTFOLIO
                            -----------------------

1.  Proposal to elect thirteen Trustees. The nominees for Trustees are:

    Arthur H. Bernstein   Anne V. Farrell               FOR ALL   WITH-   FOR ALL
    Wayne L. Attwood      Jay Rockey                    NOMINEES  HOLD    EXCEPT
    William G. Papesh     John W. English
    David E. Anderson     Michael K. Murphy               [ ]      [ ]      [ ]
    Kristianne Blake      Richard C. Yancey
    Daniel L. Pavelich    Alfred E. Osborne, Jr.
    Edmond R. Davis

    NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2.  Proposal to approve a new Investment Management       FOR    AGAINST  ABSTAIN
    Agreement between the Trust, on behalf of the
    Portfolio, and Composite Research & Management Co.    [ ]      [ ]      [ ]

    To transact such other business as may properly come before the Special
Meeting or any adjournment thereof.

Please be sure to sign and date this Proxy.

-------------------------------------------
Date

-------------------------------------------
Shareholder sign here

-------------------------------------------
Co-owner sign here

DETACH CARD                               SI6041                            DETACH CARD

                            SIERRA GROWTH PORTFOLIO

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 23, 1997

              THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                       SIERRA ASSET MANAGEMENT PORTFOLIOS

The undersigned shareholder of the Growth Portfolio (the "Portfolio") of Sierra Asset Management Portfolios (the "Trust") hereby appoints Keith B. Pipes and Michael D. Goth, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the Trust on December 23, 1997 at the office of Sierra Fund Administration Corporation at 9301 Corbin Avenue, Suite 333, Northridge, California 91324, at 11:00 a.m. (Pacific Time), and at any adjournment thereof, all of the shares of the Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the Proposals.

           TO VOTE BY TELEPHONE, PLEASE CALL TOLL FREE 1-800-848-3374
                     BETWEEN 8:00 A.M. and 9:00 P.M. (EST).

    TO VOTE BY MAIL, PLEASE DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
 THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

Please sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity please sign your name and title. For joint accounts, each joint owner must sign. Your signatures on this proxy should be exactly as your name or names appear on this proxy.

                                     SI6042

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                        -------------------------------
                        SIERRA CAPITAL GROWTH PORTFOLIO
                        -------------------------------

1.  Proposal to elect thirteen Trustees. The nominees for Trustees are:

    Arthur H. Bernstein   Anne V. Farrell          FOR ALL               FOR ALL
    Wayne L. Attwood      Jay Rockey               NOMINEES   WITHHOLD   EXCEPT
    William G. Papesh     John W. English
    David E. Anderson     Michael K. Murphy          [  ]       [  ]      [  ]
    Kristianne Blake      Richard C. Yancey
    Daniel L. Pavelich    Alfred E. Osborne, Jr.
    Edmond R. Davis

    NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                         FOR   AGAINST   ABSTAIN

2.  Proposal to approve a new Investment Management      [  ]    [  ]     [   ]
    Agreement between the Trust, on behalf of the
    Portfolio, and Composite Research & Management Co.



     To transact such other business as may properly come before the Special
Meeting or any adjournment thereof.

Please be sure to sign and date this Proxy.


-------------------------------------------
Date

-------------------------------------------
Shareholder sign here


-------------------------------------------
Co-owner sign here


DETACH CARD                          SI6051                          DETACH CARD

                        SIERRA CAPITAL GROWTH PORTFOLIO

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 23, 1997

              THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                       SIERRA ASSET MANAGEMENT PORTFOLIOS

The undersigned shareholder of the Capital Growth Portfolio (the "Portfolio") of Sierra Asset Management Portfolios (the "Trust") hereby appoints Keith B. Pipes and Michael D. Goth, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the Trust on December 23, 1997 at the office of Sierra Fund Administration Corporation at 9301 Corbin Avenue, Suite 333, Northridge, California 91324, at 11:00 a.m. (Pacific Time), and at any adjournment thereof, all of the shares of the Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the Proposals.

       TO VOTE BY TELEPHONE, PLEASE CALL TOLL FREE 1-800-848-3374 BETWEEN
                         8:00 A.M. AND 9:00 P.M. (EST).

    TO VOTE BY MAIL, PLEASE DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
 THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

Please sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity please sign your name and title. For joint accounts, each joint owner must sign. Your signatures on this proxy should be exactly as your name or names appear on this proxy.

                                     SI6052

[SIERRA ASSET MANAGEMENT LETTERHEAD]

                                                                  November 1997


Dear Sierra Asset Management Portfolios Shareholder:

As you know, Great Western Financial Corporation, Sierra's former parent company, merged into Washington Mutual, Inc., parent of Composite Research & Management Co. ("Composite"), on July 1, 1997. This marked the beginning of a restructuring and integration process that offers the opportunity to consolidate the Sierra Asset Management Portfolios with the mutual funds that are managed by Composite. This letter describes some important changes proposed for the Sierra Funds. Let me assure you, however, that our commitment to you remains unchanged. Our dedication to assisting you achieve your financial goals is our highest priority.

The Sierra Asset Management Portfolios is governed by a Board of Trustees that is independent of Great Western and Washington Mutual. Members of the Board are elected by the shareholders, and their charter is to protect your interests. The changes discussed in this letter require approval of both the Board of Trustees and shareholders.

On October 28, 1997, the Sierra Board of Trustees approved the terms of a proposed consolidation of the Sierra Funds and the Composite Group of Funds (the mutual funds managed by Composite). As a result, a special meeting for all Sierra shareholders has been scheduled for December 23, 1997. This meeting gives shareholders an opportunity to ask questions in person, further discuss the proposed consolidation with the Composite Funds, and to vote on the proposals discussed below. However, shareholders do not need to attend the meeting to cast their vote.

YOUR VOTE IS IMPORTANT

THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS VOTE "FOR" ALL PROPOSALS. The accompanying proxy materials outline in detail the various terms of the consolidation so you may carefully consider how to vote. FOR YOUR CONVENIENCE, WE HAVE INCLUDED A POSTAGE-PAID ENVELOPE THAT YOU MAY USE TO REGISTER YOUR CHOICES BY MAIL. You may also register your choices by telephone, by calling
(800) 848-3374. Your vote is important, since a majority of shareholders must respond in order for all the proposed changes to be approved. By simply signing, dating, and returning your proxy card(s) or by calling (800) 848-3374, you will help to ensure sufficient responses are received and allow the proxies to vote favorably on your behalf.

The goals of consolidating the Sierra Funds and the Composite Funds into a single Fund complex are to:

o Streamline the restructured/combined fund complex (representing $4.5 billion in assets)
o    Maintain a well-diversified offering of funds
o    Reduce operating costs and shareholder expenses
o    Maintain a high level of service and operational efficiency
o    Benefit from increased assets under management

In summary, the result of the restructuring will be a single integrated mutual fund complex. The consolidation includes the following proposals for the Sierra Asset Management Portfolios:

o    Electing a new Board of Trustees for the combined complex
o Appointing Composite as the investment advisor while retaining the same fee levels

The Composite Group has enjoyed a long history of investment management and growth, having opened its first mutual fund in 1939. Composite benefits from the many years of experience and expertise of its portfolio management team. The Composite Funds have successfully weathered the many market downturns and economic events while producing competitive returns for their shareholders. As a result, assets under management have exhibited steady growth and reflect the Funds' stable and loyal base of shareholders. With the addition of the Sierra Funds and their shareholders,the total assets and customer base of the combined mutual fund family will increase significantly.

Thank you for the trust and confidence you have placed in us. Our commitment to excellence in investment performance and in shareholder service is unchanged. I encourage you to return your card(s) or call (800) 848-3374 promptly, so you and your fellow shareholders may enjoy the many benefits of a larger mutual fund family as soon as possible.

Sincerely,


/s/ KEITH B. PIPES
----------------------------
Keith B. Pipes
President